TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

MATTHEW J. POZNAR

I, Matthew J. Poznar, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Matthew J. Poznar	Dated as of April 1, 2022
Matthew J. Poznar

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

LISA M. PROCH

I, Lisa M. Proch, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa M. Proch	Dated as of April 1, 2022
Lisa M. Proch

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

PETER F. SANNIZZARO

I, Peter F. Sannizzaro, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of April 1, 2022
Peter F. Sannizzaro

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

SAMIR SRIVASTAVA

I, Samir Srivastava, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Samir Srivastava	Dated as of April 1, 2022
Samir Srivastava

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

ROBERT W. STEIN

I, Robert W. Stein, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of April 1, 2022
Robert W. Stein

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

RONALD K. TANEMURA

I, Ronald K. Tanemura, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Ronald K. Tanemura	Dated as of April 1, 2022
Ronald K. Tanemura

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form N-4

File Numbers :

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805